Wonder Auto Technology, Inc.

Pro Forma Condensed
Combined Financial Statements
September 30, 2008 (unaudited)
(Stated in US dollars)

Wonder Auto Technology, Inc.
Unaudited Pro Forma Condensed Combined Financial Statements

Index to Unaudited Pro Forma Condensed Combined Financial Statements

Pages

Introduction to Unaudited Pro Forma Condensed Combined Financial Statements	1

Unaudited Pro Forma Condensed Combined Balance Sheet	2 - 3

Unaudited Pro Forma Condensed Combined Statements of income and comprehensive income	4 - 5

Notes to Unaudited Pro Forma Condensed Combined Financial Statements	6 - 7

Wonder Auto Technology, Inc.
September 30, 2008

Introduction to Unaudited Pro Forma Condensed Combined Financial Statements

The following unaudited pro forma condensed combined financial statements have been prepared to give effect to the combination of the Wonder Auto Technology, Inc. (the “Company”) and Yearcity Limited (“Yearcity”). The unaudited pro forma condensed combined financial statements were prepared using the historical consolidated financial statements of the Company and Yearcity. Please note that the unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the Company and Yearcity, respectively.  The Company’s financial information can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and quarterly report on Form 10-Q for the three and nine months ended September 30, 2008. The financial information of Yearcity is filed together with this Pro Forma Condensed Combined Financial Statements on this Form 8-K.

The unaudited pro forma condensed combined balance sheet as of September 30, 2008 combines the unaudited condensed consolidated balance sheet of the Company as of September 30, 2008 and Yearcity as of September 30, 2008 and gives effect to the acquisition as if the acquisition occurred on September 30, 2008.

The unaudited pro forma condensed combined statements of income and comprehensive income for the year ended December 31, 2007 and for the nine months ended September 30, 2008 give effect to the acquisition as if the acquisition occurred on January 1, 2007. The unaudited pro forma condensed combined statement of income and comprehensive income for the year ended December 31, 2007 combines the audited consolidated statement of income and comprehensive income of the Company for the year ended December 31, 2007 with the audited consolidated statement of income and comprehensive income of Yearcity for the year ended December 31, 2007. The unaudited pro forma combined statement of income and comprehensive income for the nine months ended September 30, 2008 combines the unaudited condensed consolidated statement of income and comprehensive income of the Company and Yearcity for the nine months ended September 30, 2008.

The unaudited pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances.

Wonder Auto Technology, Inc.
Unaudited Pro Forma Condensed Combined Balance Sheet
As of September 30, 2008
(Stated in US Dollars)

	The Company	Yearcity
	September 30,	September 30,	Pro Forma		Pro Forma
	2008	2008	Adjustments		Combined
ASSETS
Current assets
Cash and cash equivalents	$14,854,184	$2,098,566	$-		$16,952,750
Restricted cash	5,063,570	17,336,550	-		22,400,120
Trade receivables, net	56,534,130	8,194,098	-		64,728,228
Bills receivable	8,130,410	1,288,440	-		9,418,850
Advances to staff	448,749	165,006	-		613,755
Other receivables, prepayments and deposits	5,056,079	8,709,793	-		13,765,872
Inventories	20,903,563	14,509,767	-		35,413,330
Deferred taxes	250,177	860,175	-		1,110,352

Total current assets	111,240,862	53,162,395	-		164,403,257
Intangible asset	18,602,958	-	3,591,167	(a)	22,194,125
Property, plant and equipment, net	33,660,266	29,410,155	-		63,070,421
Land use right	2,823,214	3,169,007	-		5,992,221
Deposit for acquisition of property,
plant and equipment	5,773,272	243,155	-		6,016,427
Investment in an unconsolidated affiliate	5,792,924	-	-		5,792,924
Deferred tax	756,058	171,433	-		927,491

TOTAL ASSETS	$178,649,554	$86,156,145	$3,591,167		$268,396,866

Wonder Auto Technology, Inc.
Unaudited Pro Forma Condensed Combined Balance Sheet
As of September 30, 2008
(Stated in US Dollars)

	The Company	Yearcity
	September 30,	September 30,	Pro Forma		Pro Forma
	2008	2008	Adjustments		Combined
LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
Current liabilities
Trade payables	$17,544,205	$7,316,849	$-		$24,861,054
Bills payable	12,023,163	16,385,600	-		28,408,763
Other payables and accrued expenses	3,531,487	13,300,553	-		16,832,040
Provision for warranty	1,750,704	900,608	-		2,651,312
Income tax payable	756,281	470,427	-		1,226,708
Amount due to holding company	259,530	10,935,584	(10,935,584)	(c)	259,350
Amount due to a minority shareholder	-	-	(10,935,584)	(c)	10,935,584
Dividend payable to Winning	259,530	-	-		259,530
Secured short-term bank loans	19,311,600	20,262,550	-		39,574,150
Early retirement benefits	-	444,294	-		444,294
Payable for acquisition of Yearcity	-	-	11,704,000	(a)	11,704,000

Total current liabilities	55,436,500	70,016,465	11,704,000		137,156,965
Deferred revenue - government grants	-	2,770,922	-		2,770,922
Early retirement benefits	-	887,476	-		887,476
Secured long-term bank loans	17,994,536	-	-		17,994,536

TOTAL LIABILITIES	73,431,036	73,674,863	11,704,000		158,809,899

COMMITMENTS AND CONTINGENCIES

MINORITY INTERESTS	7,199,628	-	4,368,449	(a)	11,568,077

STOCKHOLDERS’ EQUITY

Common stock:	2,696	1	(1)	(a)	2,696
Additional paid-in capital	44,980,076	8,501,838	(8,501,838)	(a)	44,980,076
Statutory and other reserves	4,857,660	460,637	(460,637)	(a)	4,857,660

Accumulated other comprehensive income	8,283,536	3,013,172	(3,013,172)	(a)	8,283,536

Retained earnings	39,894,922	505,634	(505,634)	(a)	39,894,922

TOTAL STOCKHOLDERS’ EQUITY	98,018,890	12,481,282	(12,481,282)		98,018,890

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$178,649,554	$86,156,145	$3,591,167		$268,396,866

Wonder Auto Technology, Inc.
Unaudited Pro Forma Condensed Combined Statements of Income and Comprehensive Income
Year ended December 31, 2007
(Stated in US Dollars)

	The Company As of	Yearcity As of
	December 31,	December 31,	Pro Forma		Pro Forma
	2007	2007	Adjustments		Combined

Net sales	$102,083,722	$34,084,552	$-		$136,168,274
Cost of sales	(76,459,944)	(28,119,341)	-		(104,579,285)

Gross profit	25,623,778	5,965,211	-		31,588,989

Operating expenses
Administrative expenses	3,565,332	3,665,711	-		7,231,043
Research and development costs	1,135,997	16,667	-		1,152,664
Selling expenses	3,290,689	2,188,780	-		5,479,469

	7,992,018	5,871,158	-		13,863,176

Income before the following items and taxes	17,631,760	94,053	-		17,725,813
Government grants	-	226,272	-		226,272
Other income	287,322	1,207,806	-		1,495,128
Net finance costs	(2,409,021)	(887,719)	-		(3,296,740)
Professional fee for reverse takeover	1,496,547	-	-		1,496,547
Equity in net income of unconsolidated affiliates	34,147	-	-		34,147

Income before income taxes	17,040,755	640,412	-		17,681,167
Income taxes	(1,389,008)	(61,324)	-		(1,450,332)
Minority interests	(1,136,694)	-	(202,681)	(b)	(1,339,375)

Net income	$14,515,053	$579,088	$(202,681)		$14,891,460

Other comprehensive income
Foreign currency translation adjustments	2,969,894	977,551	(342,143)	(b)	3,605,302

Total comprehensive income	$17,484,947	$1,556,639	$(544,824)		$18,496,762

Earnings per share: basic and diluted	$0.61	$579,088			0.62

Weighted average number of shares outstanding: basic and diluted	23,959,994	1			23,959,994

Wonder Auto Technology, Inc.
Unaudited Pro Forma Condensed Combined Statement of Income and Comprehensive Income
Nine months ended September 30, 2008
(Stated in US Dollars)

	The Company	Yearcity
	Nine months	Nine months
	ended	ended
	September 30,	September 30,	Pro Forma		Pro Forma
	2008	2008	Adjustments		Combined

Net sales	$107,041,424	$33,423,415	$-		$140,464,839
Cost of sales	(79,238,857)	(25,604,449)	-		(104,843,306)

Gross profit	27,802,567	7,816,966	-		35,621,533

Operating expenses
Administrative expenses	4,444,210	3,179,391	-		7,623,601
Research and development costs	1,128,026	27,004	-		1,155,030
Selling expenses	2,912,020	1,934,035	-		4,846,055

Total operating expenses	8,484,256	5,140,430	-		13,624,686

Income from operations	19,318,311	2,678,536	-		21,996,847
Government grants	-	187,793	-		187,793
Other income	520,349	3,610,998	-		4,131,347
Net finance costs	(1,380,951)	(1,651,627)	-		(3,032,578)
Equity in net income of an unconsolidated affiliate	792,924	-	-		792,924

Income before income taxes	19,250,633	4,825,700	-		24,076,333
Income taxes	(1,859,813)	(575,628)	-		(2,435,441)
Minority interests	(1,785,599)	-	(1,487,525)	(b)	(3,273,124)

Net income	$15,605,221	$4,250,072	$(1,487,525)		$18,367,768

Other comprehensive income
Foreign currency translation adjustments	3,861,504	1,104,318	(386,511)	(b)	4,579,311

Total comprehensive income	$19,466,725	$5,354,390	$(1,874,036)		$22,947,079

Earnings per share: basic and diluted	$0.65	$4,250,072			$0.77

Weighted average number of shares
outstanding: basic and diluted	23,959,994	1			23,959,994

Wonder Auto Technology, Inc.
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
(Stated in US Dollars)

1.           Basis of presentation

On October 1, 2008, the Company’s subsidiay Jinzhou Halla Electrical Equipment Co., Ltd (“Jinzhou Halla”), acquired 65% equity interest in Yearcity at total consideration of approximately $11.7 million (RMB80 million), which is subject to certain price adjustments (“Price Adjustments”) based on Yearcity’s wholly owned subsidiary’s, Jinan Worldwide Auto Parts Company (“Jinan Worldwide”), audited net income (including income tax refund, if any) for the year ending December 31, 2008.  After the completion of acquisition, Yearcity became a 65% subsidiary of the Company.

The acquisition was accounted for using the purchase method of accounting in accordance with Statement of Financial Accounting Standards No.141, Business Combinations. Under the purchase method of accounting, the total purchase price is allocated to the net tangible assets of the business acquired in connection with the Share Purchase Agreement, based on the estimated fair value as of the completion of acquisition. Management has estimated the fair value of assets acquired and liabilities assumed based on the fair value attributable to the actual net tangible assets and liabilities of Yearcity that existed as of the date of the completion of the acquisition.

Wonder Auto Technology, Inc.
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
(Stated in US Dollars)

2.      Purchase price allocation

Under the purchase method of accounting, the initial purchase price is allocated to the acquired net assets based on their estimated fair values as of September 30, 2008. Based on management estimates of the attributable share (i.e. 65%) of fair values of assets and liabilities of Yearcity, the initial purchase price allocation is as follows:

Assets acquired:
Current assets	$34,555,557
Property, plant and equipment	19,116,600
Land use rights	2,059,854
Deposit for acquisition of property,
plant and equipment	158,051
Deferred taxes	111,431

Liabilities assumed:
Current liabilities	(45,510,702)
Deferred revenue – government grants	(1,801,099)
Early retirement benefits costs	(576,859)

Net assets acquired	8,112,833
Goodwill	3,591,167

Initial purchase price of acquisition	$11,704,000

The above initial purchase price for Yearcity does not include contingent Price Adjustments as stated in Note 1.  Any Price Adjustments resulted subsequently will be treated as adjustments to purchase price and goodwill accordingly.

3.     Unaudited pro forma adjustments

The pro forma adjustments included in the unaudited pro forma condensed combined financial statements are as follows:

(a)	Represents adjustment to record the estimated goodwill resulting from the allocation of the purchase price to the fair value of assets acquired and liabilities assumed.

(b)	Represents adjustments to record 35% minority’s share of income and comprehensive income.

(c)	Represents reallocation of amount due to the holding company of Yearcity to amount due to a minority shareholder.